UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 2, 2006
Coinmach Service Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-32359	20-0809839

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

303 Sunnyside Boulevard Suite 70, Plainview, New York	11803

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (516) 349-8555
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and Item 7.01. Results of Operations and Financial Condition and Regulation FD Disclosure.
On August 2, 2006, Coinmach Service Corp. announced its results of operations for the three-month period ended June 30, 2006 and announced declaration of a dividend on its Class A common stock, forming a part of its outstanding income deposit securities, as described in the press release attached as Exhibit 99.1 to this Form 8-K.
The information contained in the attached press release is incorporated herein by reference and is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”
Item 9.01. Financial Statement and Exhibits
(d)	Exhibits
99.1	Press release, dated August 2, 2006, issued by Coinmach Service Corp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coinmach Service Corp.
Dated: August 2, 2006	By:	/s/ Robert M. Doyle
		Name:	Robert M. Doyle
		Title:	Chief Financial Officer, Senior Vice President, Secretary and Treasurer